EXHIBIT 99.1

March 19, 2003                                                    JPMCC 2003-ML1


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                      STRUCTURAL AND COLLATERAL TERM SHEET

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                                  $832,191,000
                                 (Approximate)


             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-ML1


                      ------------------------------------

                              JPMorgan Chase Bank
                      Merrill Lynch Mortgage Lending, Inc.
                             Mortgage Loan Sellers

                      ------------------------------------



JPMorgan                                                     Merrill Lynch & Co.
                                 Morgan Stanley

The analyses in this report are based upon information provided by JPMorgan Chase Bank and Merrill Lynch Mortgage Lending, Inc. (the "Sellers"). J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded in its entirety by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS INFORMATION AND IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS INFORMATION. THE UNDERWRITERS ARE NOT ACTING AS AGENTS FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-ML1

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                                  KEY FEATURES
--------------------------------------------------------------------------------

CO-LEAD MANAGERS:          J.P. Morgan Securities Inc. (Joint Bookrunner)
                           Merrill Lynch, Pierce, Fenner & Smith Incorporated
                           (Joint Bookrunner)

CO-MANAGER:                Morgan Stanley & Co. Incorporated

MORTGAGE LOAN SELLERS:     JPMorgan Chase Bank (63.6%) ("JPMCB")
                           Merrill Lynch Mortgage Lending, Inc. (36.4%)
                           ("MLML")
MASTER SERVICER:           Wachovia Bank, National Association

SPECIAL SERVICER:          Lennar Partners, Inc.

TRUSTEE:                   LaSalle Bank National Association

FISCAL AGENT:              ABN AMRO Bank N.V.

RATING AGENCIES:           Moody's Investors Service, Inc.
                           Fitch, Inc.

PRICING DATE:              On or about March 31, 2003

CLOSING DATE:              On or about April 11, 2003

CUT-OFF DATE:              With respect to each mortgage loan, the related due
                           date of such mortgage loan in April 2003

DISTRIBUTION DATE:         12th of each month, or if the 12th day is not a
                           business day, on the next succeeding business day, beginning in May 2003

PAYMENT DELAY:             11 days

TAX STATUS:                REMIC

RATED FINAL DISTRIBUTION
DATE:                      May 12, 2035

ERISA ELIGIBLE:            The Class A-1, A-2, B, C, D & E certificates

OPTIONAL TERMINATION:      1.0% (Clean-up Call)

MINIMUM DENOMINATIONS:     $10,000 (among the publicly offered classes)

SETTLEMENT TERMS:          DTC, Euroclear and Clearstream

--------------------------------------------------------------------------------
                           COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

INITIAL POOL BALANCE (IPB):                       $929,821,844
NUMBER OF MORTGAGE LOANS:                                  122
NUMBER OF MORTGAGED PROPERTIES:                            126
AVERAGE CUT-OFF BALANCE PER LOAN:                   $7,621,491
AVERAGE CUT-OFF BALANCE PER MORTGAGED PROPERTY:     $7,379,538
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:           5.9446%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                 1.72x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE
(LTV):                                                   70.4%
WEIGHTED AVERAGE MATURITY OR ARD DATE LTV:               57.7%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR
ARD (MONTHS):                                              111

WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM
(MONTHS):                                                  336
WEIGHTED AVERAGE SEASONING (MONTHS):                         3
10 LARGEST MORTGAGE LOANS AS % OF IPB:                   30.2%
% OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                 7.2%
% OF MORTGAGE LOANS WITH SINGLE TENANTS:                  5.2%


                                     2 of 53
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-ML1

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                     APPROXIMATE SECURITIES STRUCTURE
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PUBLICLY OFFERED CLASSES

----------------------------------------------------------------------------------------------
            EXPECTED                          CREDIT          EXPECTED
            RATINGS          APPROXIMATE    SUPPORT (%      WEIGHTED AVG.    EXPECTED PAYMENT
  CLASS (MOODY'S/FITCH)    FACE AMOUNT (1) OF BALANCE)(2)  LIFE (YEARS)(3)   WINDOW (YEARS)(3)
----------------------------------------------------------------------------------------------
A-1         Aaa/AAA      $373,000,000         18.250%         5.70             5/03-7/12
A-2         Aaa/AAA      $387,129,000         18.250%         9.72             7/12-3/13
B            Aa2/AA       $26,733,000         15.375%         9.92             3/13-3/13
C           Aa3/AA-       $10,460,000         14.250%         9.92             3/13-3/13
D             A2/A        $22,084,000         11.875%         9.92             3/13-3/13
E            A3/A-        $12,785,000         10.500%         9.92             3/13-3/13
----------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES
----------------------------------------------------------------------------------------------
            EXPECTED                      CREDIT SUPPORT      EXPECTED
            RATINGS      APPROXIMATE FACE (% OF BALANCE)    WEIGHTED AVG.   EXPECTED PAYMENT
  CLASS (MOODY'S/FITCH)      AMOUNT(1)          (2)        LIFE (YEARS)(3)  WINDOW (YEARS)(3)
----------------------------------------------------------------------------------------------
X-1         Aaa/AAA      $929,821,8444            N/A          N/A               N/A
X-2         Aaa/AAA      $876,638,0004            N/A          N/A               N/A
F           Baa2/BBB      $23,245,000          8.000%          N/A               N/A
G          Baa3/BBB-       $9,298,000          7.000%          N/A               N/A
H           Ba1/BB+       $16,272,000          5.250%          N/A               N/A
J            Ba2/BB       $10,461,000          4.125%          N/A               N/A
K           Ba3/BB-        $5,811,000          3.500%          N/A               N/A
L            B1/B+         $5,811,000          2.875%          N/A               N/A
M             B2/B         $6,974,000          2.125%          N/A               N/A
N            B3/B-         $4,649,000          1.625%          N/A               N/A
NR             NR         $15,109,844             N/A          N/A               N/A
----------------------------------------------------------------------------------------------

1  Initial Certificate Balance or Notional Amount.

2 The credit support percentages set forth for the Class A-1 and Class A-2 certificates are represented in the aggregate.

3 The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" in the preliminary prospectus supplement, and on the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

4  Notional Amount.





                                    3 of 53
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-ML1

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                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o Interest payments will be pro-rata to the Class A-1, A-2, X-1 and X-2 certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and Class X-2 Certificates), interest will be paid sequentially to the Class B, C, D and E certificates and then to the non-offered certificates.

o The pass-through rate for the Class A-1, A-2, B, C, D, and E certificates and the non-offered certificates will be either a fixed rate or a rate based on the weighted average of the remittance rates on the mortgage loans. In the aggregate, the Class X-1 and X-2 certificates will receive the net interest on the mortgage loans less the interest paid on the other certificates.

o  All Classes offered will accrue interest on a 30/360 basis.

o Principal payments will be paid sequentially to the Class A-1, A-2, B, C, D and E certificates and then to the non-offered certificates until each Class is retired. The Class X-1 and X-2 certificates do not have a class principal balance and are therefore not entitled to any principal distributions.

o Losses will be born by the Classes (other than the Classes X-1 and X-2 certificates) in reverse sequential order, from the non-offered certificates up to the Class B certificates and then pro-rata to the Class A-1 and A-2 certificates.

o If the principal balance of the mortgage pool is less than or equal to the aggregate class principal balance of the Class A-1 and Class A-2 certificates, principal distributions will be allocated pro-rata to the Class A-1 and A-2 certificates.

o Yield maintenance charges calculated by reference to a U.S. Treasury rate to the extent received will be allocated first to the offered certificates and the Class F and G certificates, according to a specified formula, with any remaining amount payable to the Class X-1 certificates. For the amount payable to any of the foregoing classes, the formula is as follows:

            Principal Paid to Class     (Pass - Through Rate on Class - Discount Rate)
YM Charge x ------------------------- x ----------------------------------------------
            Total Principal Paid          (Mortgage Rate on Loan - Discount Rate

o  Prepayment premiums received will be payable to the Class X-1 certificates.

o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for distressed or delinquent loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such adjustment is determined, the interest portion of any P&I advance will be reduced in proportion to such adjustment.



                                    4 of 53
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-ML1

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                                TOP 5 STATES (1), (2)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                       NUMBER OF     CUT-OFF DATE
   STATE              PROPERTIES      BALANCE           % OF IPB          WA LTV    WA UW DSCR
----------------------------------------------------------------------------------------------
CALIFORNIA                24       $223,979,109           24.1%           72.2%      1.54x
 Northern California3      3         24,641,333            2.7            71.7%      1.52x
 Southern California3     21        199,337,776           21.4            72.2%      1.55x
FLORIDA                   17        105,943,346           11.4            73.6%      1.47x
VIRGINIA                   5        104,223,125           11.2            61.2%      2.11x
WISCONSIN                  8         47,098,931            5.1            72.4%      1.42x
NEW JERSEY                 5         38,872,482            4.2            63.1%      1.67x
OTHER STATES              67        409,704,851           44.1            71.5%      1.82x
----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED           126       $929,821,844          100.0%           70.4%      1.72X
AVERAGE
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                 PROPERTY TYPE DISTRIBUTION (1), (2)
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                           PROPERTY      NUMBER OF      CUT-OFF     % OF
     PROPERTY TYPE         SUBTYPE      PROPERTIES  DATE BALANCE    IPB   WA LTV    WA UW DSCR
----------------------------------------------------------------------------------------------
RETAIL                      Anchored        32      $302,008,270    32.5%   74.0%     1.47x
                          Unanchored        11        37,616,421     4.0    70.1%     1.44x
                     Shadow Anchored         1         6,494,613     0.7    63.1%     1.73x
                            Subtotal        44      $346,119,303    37.2%   73.3%     1.47x
----------------------------------------------------------------------------------------------
MULTIFAMILY             Conventional        48      $279,417,635    30.1%   72.9%     1.51x
                               Co-op         2         9,689,737     1.0    12.7%    16.78x
                            Subtotal        50      $289,107,372    31.1%   70.9%     2.02x
----------------------------------------------------------------------------------------------
OFFICE                      Suburban        11      $105,186,582    11.3%   74.2%     1.44x
                                 CBD         5        65,096,714     7.0    67.2%     1.44x
                            Subtotal        16      $170,283,296    18.3%   71.5%     1.44x
----------------------------------------------------------------------------------------------
HOTEL                   Full Service         1      $ 50,843,060     5.5%   48.4%     2.92x
----------------------------------------------------------------------------------------------
MANUFACTURED HOUSING    Manufactured         6      $ 34,670,799     3.7%   66.6%     1.55x
                             Housing
----------------------------------------------------------------------------------------------
INDUSTRIAL                      Flex         5      $ 27,855,932     3.0%   70.6%     1.43x
                      Warehouse/Distribution 1         3,289,809     0.4    71.5%     1.44x
                            Subtotal         6      $ 31,145,741     3.3%   70.7%     1.43x
----------------------------------------------------------------------------------------------
SELF STORAGE                                 3      $  7,652,273     0.8    58.3%     1.59x
----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     126      $929,821,844   100.0%   70.4%     1.72X
----------------------------------------------------------------------------------------------

1 All information presented (including loan-to-value ratios and debt service coverage ratios) with respect to mortgage loans with companion loans is calculated without regard to the related companion loan.

2 The loan-to-value ratios and debt service coverage ratios for the mortgage loans secured by residential cooperatives are based on projected net operating income at the mortgaged property assuming that the mortgaged property was operated as a rental property with rents set at prevailing market rates, taking into account the presence of existing rent-controlled or rent-stabilized occupants, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves. With respect to 1 of these mortgage loans, representing approximately 0.34% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, it was assumed that 60% of the cooperative property would be available for lease and with respect to 1 of these mortgage loans, representing approximately 0.66% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, it was assumed that 100% of the cooperative property would be available for lease.

3 For purposes of determining whether a mortgaged property is in northern California or southern California, mortgaged properties located north of San Luis Obispo County, Kern County and San Bernardino County are included in northern California and mortgaged properties located in or south of such counties are included in southern California.


                                    5 of 53
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-ML1


--------------------------------------------------------------------------------
                         COLLATERAL STATISTICS (1), (2)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                    NUMBER OF     PRINCIPAL        % OF      WA     WA UW
      PRINCIPAL BALANCE             LOANS          BALANCE          IPB      LTV     DSCR
-----------------------------------------------------------------------------------------
$1,117,163 - $2,999,999                   33    $ 71,600,147        7.7%    64.6%  1.54x
$3,000,000 - $4,999,999                   26     102,859,027       11.1     70.3%  1.51x
$5,000,000 - $9,999,999                   32     215,898,103       23.2     70.5%  2.13x
$10,000,000 - $14,999,999                 20     243,284,436       26.2     74.2%  1.47x
$15,000,000 - $24,999,999                  7     126,773,394       13.6     69.6%  1.48x
$25,000,000 - $54,944,934                  4     169,406,738       18.2     68.1%  1.93x
-----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  122    $929,821,844      100%      70.4%  1.72X
-----------------------------------------------------------------------------------------
AVERAGE PER LOAN:               $  7,621,491
AVERAGE PER PROPERTY:           $  7,379,538
-----------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                      MORTGAGE RATES
------------------------------------------------------------------------------------------

                                    NUMBER OF     PRINCIPAL        % OF      WA     WA UW
      MORTGAGE RATES                LOANS          BALANCE          IPB      LTV     DSCR
-----------------------------------------------------------------------------------------
5.0000% - 5.4999%                         14    $175,794,553       18.9%    77.5%  1.57x
5.5000% - 5.9999%                         51     380,100,476       40.9     65.7%  2.09x
6.0000% - 6.4999%                         44     269,022,924       28.9     71.2%  1.45x
6.5000% - 6.9999%                          8      51,082,823        5.5     74.9%  1.36x
7.0000% - 7.4999%                          4      18,180,736        2.0     72.6%  1.26x
7.5000% - 7.7400%                          1      35,640,332        3.8     72.7%  1.30x
-----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  122    $929,821,844      100.0%    70.4%  1.72X
-----------------------------------------------------------------------------------------
WEIGHTED AVERAGE MORTGAGE RATE:                      5.9446%
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                           ORIGINAL TERM TO MATURITY IN MONTHS
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
ORIGINAL TERM TO                    NUMBER OF     PRINCIPAL        % OF      WA     WA UW
MATURITY (MOS)                      LOANS          BALANCE          IPB      LTV     DSCR
-----------------------------------------------------------------------------------------
60 - 110                                  14    $178,987,927       19.2%    77.0%  1.55x
111 - 120                                 93     663,977,942       71.4     68.5%  1.82x
121 - 180                                 10      64,392,566        6.9     71.3%  1.34x
181 - 240                                  5      22,463,410        2.4     72.1%  1.22x
-----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  122    $929,821,844      100.0%    70.4%  1.72X
-----------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL TERM
TO MATURITY                              114
-----------------------------------------------------------------------------------------

1 All information presented (including loan-to-value ratios and debt service coverage ratios) with respect to mortgage loans with companion loans is calculated without regard to the related companion loan.

2 The loan-to-value ratios and debt service coverage ratios for the mortgage loans secured by residential cooperatives are based on projected net operating income at the mortgaged property assuming that the mortgaged property was operated as a rental property with rents set at prevailing market rates, taking into account the presence of existing rent-controlled or rent-stabilized occupants, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves. With respect to 1 of these mortgage loans, representing approximately 0.34% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, it was assumed that 60% of the cooperative property would be available for lease and with respect to 1 of these mortgage loans, representing approximately 0.66% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, it was assumed that 100% of the cooperative property would be available for lease.


                                    6 of 53
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-ML1

------------------------------------------------------------------------------------------
                                COLLATERAL STATISTICS (1), (2)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                      REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
------------------------------------------------------------------------------------------

REMAINING TERMS TO                  NUMBER OF     PRINCIPAL        % OF      WA     WA UW
MATURITY                            LOANS          BALANCE          IPB      LTV     DSCR
-----------------------------------------------------------------------------------------
55 - 109                                  18    $240,852,715       25.9%    76.3%  1.48x
100 - 119                                 83     567,788,249       61.1     67.5%  1.88x
120 - 240                                 21     121,180,881       13.0     72.6%  1.41x
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  122    $929,821,844      100.0%    70.4%  1.72X
------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING
TERM TO MATURITY/ARD:                    111
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                          ORIGINAL AMORTIZATION TERM IN MONTHS (3)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
ORIGINAL                            NUMBER OF     PRINCIPAL        % OF      WA     WA UW
AMORTIZATION TERM                   LOANS          BALANCE          IPB      LTV     DSCR
------------------------------------------------------------------------------------------
118 - 240                                 20    $ 81,233,505        8.8%    61.7%  1.41x
241 - 300                                 21     132,718,657       14.4     71.0%  1.37x
300 - 330                                  6      58,223,741        6.3     78.2%  1.47x
331 - 360                                 74     651,145,941       70.5     71.3%  1.63x
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  121    $923,321,844      100.0%    70.9%  1.56X
------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL
AMORTIZATION TERM:                       336



------------------------------------------------------------------------------------------
                          REMAINING AMORTIZATION TERM IN MONTHS (3)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                    NUMBER OF     PRINCIPAL        % OF      WA     WA UW
REMAINING AMORTIZATION              LOANS          BALANCE          IPB      LTV     DSCR
------------------------------------------------------------------------------------------
118 - 240                                 20    $ 81,233,505        8.8%    61.7%  1.41x
241 - 300                                 21     132,718,657       14.4     71.0%  1.37x
300 - 330                                  6     58,2223,741        6.3     78.2%  1.47x
331 - 360                                 74     651,145,941       70.5     71.3%  1.63x
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  121    $929,821,844      100.0%    70.9%  1.72X
------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL
 AMORTIZATION TERM:                      333


------------------------------------------------------------------------------------------
                                    AMORTIZATION TYPES
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                    NUMBER OF     PRINCIPAL        % OF      WA     WA UW
AMORITZATION TYPES                  LOANS          BALANCE          IPB      LTV     DSCR
------------------------------------------------------------------------------------------
BALLOON LOANS                             94    $752,221,514       80.9%    70.9%  1.59x
PARTIAL INTEREST-ONLY                      7      81,500,000        8.8     73.0%  1.56x
ARD LOANS                                 10      52,137,204        5.6     73.9%  1.43x
FULLY AMORTIZING                          10      37,463,126        4.0     60.7%  1.31x
INTEREST ONLY                              1       6,500,000        0.7      6.0%  23.58x
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  122    $929,821,844      100.0%    70.4%  1.72X
------------------------------------------------------------------------------------------

1 All information presented (including loan-to-value ratios and debt service coverage ratios) with respect to mortgage loans with companion loans is calculated without regard to the related companion loan.

2 The loan-to-value ratios and debt service coverage ratios for the mortgage loans secured by residential cooperatives are based on projected net operating income at the mortgaged property assuming that the mortgaged property was operated as a rental property with rents set at prevailing market rates, taking into account the presence of existing rent-controlled or rent-stabilized occupants, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves. With respect to 1 of these mortgage loans, representing approximately 0.34% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, it was assumed that 60% of the cooperative property would be available for lease and with respect to 1 of these mortgage loans, representing approximately 0.66% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, it was assumed that 100% of the cooperative property would be available for lease.

3 Excludes the full interest only loan, representing 0.7% of the Initial Pool Balance.

                                    7 of 53
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-ML1

                                 COLLATERAL STATISTICS (1), (2)

--------------------------------------------------------------------------------
                         UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                     NUMBER OF    PRINCIPAL        % OF      WA     WA UW
DSCR                                   LOANS      BALANCE          IPB      LTV     DSCR
------------------------------------------------------------------------------------------
1.12X - 1.19X                              3    $  6,093,041        0.7%    73.4%  1.16x
1.20X - 1.24X                              7      53,621,318        5.8     75.2%  1.22x
1.25X - 1.29X                              3      41,849,592        4.5     72.2%  1.29x
1.30X - 1.39X                             27     177,638,603       19.1     74.4%  1.36x
1.40X - 1.49X                             36     282,264,229       30.4     74.6%  1.45x
1.50X - 1.59X                             19     144,424,722       14.2     69.8%  1.53x
1.60X - 1.99X                             21     158,780,587       17.1     68.5%  1.74x
2.00X - 3.49X                              5      61,649,751        6.6     47.1%  2.85x
3.50X - 23.58X                             1       6,500,000        0.7      6.0%  23.58x
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  122    $929,821,844      100.0%    70.4%  1.72X
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                             LTV RATIOS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                     NUMBER OF    PRINCIPAL        % OF      WA     WA UW
LTV                                    LOANS      BALANCE          IPB      LTV     DSCR
------------------------------------------------------------------------------------------
5.0% - 37.2%                               5    $ 20,762,000        2.2%    20.8%  8.81x
37.3% - 49.9%                              2      53,033,488        5.7     48.4%  2.87x
50.0% - 59.9%                             11      40,807,288        4.4     55.1%  1.86x
60.0% - 69.9%                             32     196,924,536       21.2     66.3%  1.51x
70.0% - 74.9%                             31     243,866,335       26.2     73.0%  1.42x
75.0% - 80.1%                             41     374,428,197       40.3     78.4%  1.46x
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  122    $929,821,844      100.0%    70.4%  1.72X
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                            LTV RATIOS AS OF THE MATURITY DATE
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                     NUMBER OF    PRINCIPAL        % OF      WA     WA UW
LTV                                    LOANS      BALANCE          IPB      LTV     DSCR
------------------------------------------------------------------------------------------
0.0% - 29.9%                              15    $ 56,132,991        6.0%    51.5%  4.05x
30.0% - 49.9%                             19     121,948,668       13.1     56.8%  2.11x
50.0% - 59.9%                             28     193,608,240       20.8     67.3%  1.54x
60.0% - 64.9%                             27     234,144,237       25.2     73.5%  1.43x
65.0% - 69.9%                             24     181,967,936       19.6     78.3%  1.42x
70.0% - 75.7%                              9     142,019,772       15.3     78.7%  1.55x
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  122    $929,821,844      100.0%    70.4%  1.72X
------------------------------------------------------------------------------------------


1 All information presented (including loan-to-value ratios and debt service coverage ratios) with respect to mortgage loans with companion loans is calculated without regard to the related companion loan.

2 The loan-to-value ratios and debt service coverage ratios for the mortgage loans secured by residential cooperatives are based on projected net operating income at the mortgaged property assuming that the mortgaged property was operated as a rental property with rents set at prevailing market rates, taking into account the presence of existing rent-controlled or rent-stabilized occupants, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves. With respect to 1 of these mortgage loans, representing approximately 0.34% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, it was assumed that 60% of the cooperative property would be available for lease and with respect to 1 of these mortgage loans, representing approximately 0.66% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, it was assumed that 100% of the cooperative property would be available for lease.



                                    8 of 53
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-ML1

                                 COLLATERAL STATISTICS (1),(2)

------------------------------------------------------------------------------------------
                                 CURRENT OCCUPANCY RATES (3)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
CURRENT                              NUMBER OF    PRINCIPAL        % OF      WA     WA UW
OCCUPANCY RATES                      PROPERTIES   BALANCE          IPB      LTV     DSCR
------------------------------------------------------------------------------------------
77.8 - 84.9                                8    $ 54,322,984        6.2%    66.2%  1.39x
85.0 - 89.9                               13      86,459,258        9.8     72.9%  1.51x
90.0 - 94.9                               28     245,975,251       28.0     73.6%  1.44x
95.0 - 100.0                              76     492,221,291       56.0     71.2%  1.81x
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  125    $878,978,784      100.0%    71.7%  1.65X
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                   YEAR BUILT/RENOVATED
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                     NUMBER OF    PRINCIPAL        % OF      WA     WA UW
YEAR BUILT/RENOVATED                 PROPERTIES   BALANCE          IPB      LTV     DSCR
------------------------------------------------------------------------------------------
<= 1960                                      1    $  2,492,285        0.3%    53.0%  1.60x
1961 - 1970                                  7      34,694,610        3.7     62.7%  5.66x
1971 - 1980                                 14      92,625,059       10.0     69.3%  1.54x
1981 - 1990                                 26     236,681,725       25.5     72.0%  1.48x
1991 - 2000                                 40     293,930,517       31.6     69.0%  1.70x
2001 - 2003                                 38     269,397,648       29.0     72.2%  1.49x
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    126    $929,821,844      100.0%    70.4%  1.72X
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                   PREPAYMENT PROTECTION
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                     NUMBER OF    PRINCIPAL        % OF      WA     WA UW
PREPAYMENT PROTECTION                PROPERTIES   BALANCE          IPB      LTV     DSCR
------------------------------------------------------------------------------------------
DEFEASANCE                                 115    $877,179,798       94.3%    70.5%  1.74x
YIELD MAINTENANCE                            6      41,656,225        4.5     68.3%  1.43x
DECLINING PERCENTAGE                         1      10,985,822        1.2     70.9%  1.48x
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    122    $929,821,844      100.0%    70.4%  1.72X
------------------------------------------------------------------------------------------

1 All information presented (including loan-to-value ratios and debt service coverage ratios) with respect to mortgage loans with companion loans is calculated without regard to the related companion loan.

2 The loan-to-value ratios and debt service coverage ratios for the mortgage loans secured by residential cooperatives are based on projected net operating income at the mortgaged property assuming that the mortgaged property was operated as a rental property with rents set at prevailing market rates, taking into account the presence of existing rent-controlled or rent-stabilized occupants, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves. With respect to 1 of these mortgage loans, representing approximately 0.34% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, it was assumed that 60% of the cooperative property would be available for lease and with respect to 1 of these mortgage loans, representing approximately 0.66% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, it was assumed that 100% of the cooperative property would be available for lease.

3    Occupancy rates for each property are as-of the date specified in "Annex A
     - Certain Characteristics of the Mortgage Loans and Mortgaged Properties" in the Prospectus Supplement and excludes the hotel loan representing 5.5% of the Initial Pool Balance.


                                    9 of 53
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                              JPMCC 2003-ML1

------------------------------------------------------------------------------------------------------------------------------------
                                                        Top 10 Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     LOAN        LOAN NAME                        CUT-OFF DATE     % OF   SQUARE FEET/   LOAN PER      UW    CUTOFF LTV  PROPERTY
   SELLER 1     (LOCATION)                           BALANCE       IPB        UNIT        SF/UNIT     DSCR     RATIO     TYPE
------------------------------------------------------------------------------------------------------------------------------------
MLML          The Mall of Victor Valley            $ 54,944,934    5.9%   431,738 SF    $    127    1.69x      78.5%     Retail
              (Victorville, California)

JPMCB         Hyatt Regency Hotel                    50,843,060    5.5    685 Suites    $ 74,223    2.92x(2)   48.4%(2)  Hotel
              (Arlington, Virginia)

JPMCB         Janaf Shopping Center                  35,640,332    3.8    582,722 SF    $     61    1.30x      72.7%     Retail
              (Norfolk, Virginia)

JPMCB         US Bank Center Building                27,978,411    3.0    357,042 SF    $     78    1.40x      77.7%     Office
              (St. Paul, Minnesota)

JPMCB         Cerritos Corporate Tower               22,698,708    2.4    187,105 SF    $    121    1.41x      74.9%     Office
              (Cerritos, California)

JPMCB         Overland Storage Campus                19,906,314    2.1    158,585 SF    $    126    1.42x      66.1%     Office
              (Kearney, California)

JPMCB         North Nashville Industrial Portfolio   19,144,318    2.1    957,691 SF    $     20    1.44x      71.4%     Industrial
              (Goodlettsville, Tennessee)

JPMCB         Jefferson at Birchwood Apartments      17,750,000    1.9    296 Units     $ 59,966    1.40x      80.0%     Multifamily
              (Hyattsville, Maryland)

JPMCB         5 Marine View Plaza                    16,535,344    1.8    126,666 SF    $    131    1.52x      60.1%     Office
              (Springfield, Virginia)

JPMCB         Whitnall Pointe Apartments             15,738,709    1.7    480 Units     $ 32,789    1.23x      76.4%     Multifamily
              (Franklin, Wisconsin)

------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                            $281,180,132   30.2%                             1.72x      69.5%
------------------------------------------------------------------------------------------------------------------------------------

1  "JPMCB" = JPMorgan Chase Bank; "MLML" = Merrill Lynch Mortgage Lending, Inc.

2  Does not include the related companion loan.



                                    10 of 53
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            THE MALL OF VICTOR VALLEY
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                    12 of 53

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            THE MALL OF VICTOR VALLEY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:        $55,000,000

CUT-OFF PRINCIPAL BALANCE:         $54,944,934

% OF POOL BY IPB:                  5.9%

LOAN SELLER:                       Merrill Lynch Mortgage Lending

BORROWER:                          SIP Victor Valley, LLC, Spear
                                   Investors II, LLC & TPII Victor
                                   Valley, LLC

SPONSOR:                           Somera Investment Partners

ORIGINATION DATE:                  February 19, 2003

INTEREST RATE:                     5.2500%

INTEREST ONLY PERIOD:              NAP

MATURITY DATE:                     March 1, 2008

AMORTIZATION (ORIG/REM):           360 / 359

CALL PROTECTION:                   LO(24),Def(32),O(3)

CROSS-COLLATERALIZATION:           NAP

LOCK BOX:                          Hard

ADDITIONAL DEBT (TYPE):            NAP

LOAN PURPOSE:                      Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                        INITIAL         MONTHLY

                        Taxes:            $62,090         $62,090

                        Insurance:        $25,500         $12,750

                        TI/LC:         $1,500,000(1)       $9,000(2)

                        CapEx:           $156,344          $7,946
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

TITLE:                        Fee

PROPERTY TYPE:                Regional Mall

TOTAL SQUARE FEET:            431,738

LOCATION:                     Victorville, California

YEAR BUILT/RENOVATED:         1986 / NAP

TOTAL OCCUPANCY:              98.7% as of 11/25/2002


HISTORICAL NOI:
                     2000:    $6,066,271

                     2001:    $6,127,294

          Annualized 2002:    $6,647,136 as of 10/30/2002

UW NOI:                       $6,625,157

UW NET CASH FLOW:             $6,155,326

APPRAISED VALUE:              $70,000,000 as of 12/28/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN PSF:          $127

CUT OFF DATE LTV:               78.5%

MATURITY LTV:                   72.7%

UW DSCR:                        1.69X
--------------------------------------------------------------------------------

(1) Upon the satisfaction of certain conditions in the mortgage loan documents, including the receipt of tenant estoppels from the tenants relating to certain designated leases in respect of which such reserve was established, the funds in the reserve in respect of each such tenant (which, in the aggregate, may be all the funds in such reserve) will be released to the borrower.

(2) Such amount only reflects the TI/LC reserve for in-line tenants. An additional reserve (not funded at origination) in respect of anchor tenants was established that requires deposits of $5 PSF for each anchor tenant upon the occurrence of certain events, to be funded from the cash-flow relating to the mortgaged property pursuant to the mortgage loan documents.

----------------------------------------------------------------------------------------------------------------------------------
                                       ANCHOR TENANTS / SIGNIFICANT NATIONAL IN-LINE TENANTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                  MOODY'S/    SQUARE    % OF      SALES    BASE RENT     LEASE
     TENANT NAME                    PARENT COMPANY                 S&P(3)      FEET      GLA       PSF        PSF      EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------
SEARS                Sears, Roebuck & Company (NYSE: S)           Baa1/BBB     78,212    18.1%     N/A        $5.50        2009

MERVYN'S(4)          Target Corporation (NYSE: TGT)                 A2/A+      74,850    NAP       NAP         NAP         2020

HARRIS-GOTTSCHALKS   Gottschalks Inc. (NYSE: GOT)                     NR       70,822    16.4%     N/A        $8.16        2006

JC PENNEY            JC Penney Company (NYSE: JCP)                 Ba3/BBB-    49,965    11.6%     N/A       $4.95         2006

BARNES & NOBLE       Barnes & Noble Inc. (NYSE: BKS)                Ba3/BB     24,221     5.6%     N/A       $12.40        2012

VICTORIA'S SECRET    Limited Brands (NYSE: LTD)                   Baa1/BBB+     4,227     1.0%     N/A       $13.11        2011

PACIFIC SUNWEAR      Pacific Sunwear of California Inc. (NASD:       NR         3,808     0.9%     N/A       $19.00        2010
                     PSUN)

FOOT LOCKER          Foot Locker Inc. (NYSE: Z)                    Ba3/BB+      3,687     0.9%     N/A       $22.00        2008
----------------------------------------------------------------------------------------------------------------------------------

(3) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(4) Mervyn's owns the land parcel and the improvements thereon, which are not part of the collateral.

                                    13 of 53

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CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            THE MALL OF VICTOR VALLEY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
Somera Investment Partners, LLC, a newly formed subsidiary of Somera Capital Management, LLC is the sponsor of the loan. Somera Investment Partners, LLC is the sole member of SIP Victorville Manager, LLC, the managing member of SIP Victor Valley, LLC, one of the three tenant-in-common borrowers of the Mall of Victor Valley Loan. Somera Investment Partners, LLC also executed a non-recourse carveout guaranty with respect to the Mall of Victor Valley Loan. The remaining two tenant-in-common borrowers, TPII Victor Valley, LLC and Spear Investors II, LLC each own a minority ownership interest in the property securing the Mall of Victor Valley Loan and retain no management responsibilities with respect to such property. Currently, Rockwood Capital Real Estate Fund IV L.P., an affiliate of Rockwood Capital, is in the process of acquiring a majority ownership interest in SIP Victor Valley, LLC.

Somera Capital Management, LLC is a private equity real estate company based in Santa Barbara, CA. It utilizes capital obtained from its owners, affiliates and investment partners and currently owns interests in multiple properties. Somera Investment Partners, LLC is a newly formed subsidiary investing primarily in retail assets.

Rockwood Capital is a privately held real estate investment company with offices in San Francisco, CA and Greenwich, CT. The company manages funds for high net worth individuals and institutions, including public and private pension funds. Since 1995, Rockwood Capital has established and managed four separate real estate funds totaling over $1.1 billion in investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  COLLATERAL(1)
--------------------------------------------------------------------------------
The Mall of Victor Valley property has approximately 506,588 SF of retail space, of which 431,738 SF is collateral for the loan. As of November 25, 2002, total occupancy was 98.7%. The Mall of Victor Valley is an enclosed single-level regional mall with three leased anchors (Sears, JC Penney and Harris-Gottschalks) and one anchor-owned department store (Mervyn's). The property is located at the intersection of Interstate 15 and Bear Valley Road in Victorville, CA, and is the only traditional mall between San Bernardino and Las Vegas. Recent tenant additions to the mall include Barnes & Noble (12/01), Victoria's Secret (11/01), American Eagle (9/02) and V Generation (10/02). Other tenants include Anchor Blue, Footlocker, Bath & Body Works and Lenscrafters. Cinemark, which operates a six-screen theater at the mall, has announced plans to construct a new 18-screen cinema with stadium seating nearby. To date, they have not been able to acquire or lease a satisfactory site. The property is managed by Jones Lang LaSalle Americas, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The Mall of Victor Valley property is located in an area known as the High Desert, which includes the communities of Victorville, Hesperia and Adelanto. Within a 10-mile radius of the mall, population is estimated to be 220,139, with 71,131 households and a median household income in 2002 of $42,161. The area has experienced significant population growth, with a 30.0% increase between the 1990 and 2000 census. Fueling this growth is the area's emergence as a manufacturing and distribution hub. The former George Air Force Base is currently being redeveloped as The Southern California Logistics Airport. Reportedly the trade area spans a 20-mile radius. The nearest mall competition is located approximately 30 miles south and includes Ontario Mills, Montclair Plaza and Inland Center. The subject property is the only traditional mall between San Bernardino and Las Vegas and it's trade area is under-stored relative to other trade areas on a mall square-foot per household basis, at approximately 60.0% of the ratio in a typical metropolitan statistical area
(MSA).
--------------------------------------------------------------------------------
(1) Certain information from the appraisal dated November 5, 2002.

---------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
               NUMBER OF   SQUARE                             % OF BASE    CUMULATIVE   CUMULATIVE %   CUMULATIVE   CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT      SQUARE FEET     OF GLA       BASE RENT   OF BASE RENT
     YEAR      EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------
VACANT               NAP      5,455       1.3%           NAP         NAP         5,455          1.3%           NAP           NAP
2003 & MTM            15     16,033        3.7      $536,302        8.3%        21,488          5.0%      $536,302          8.3%
2004                   7     10,886        2.5       344,432         5.3        32,374          7.5%      $880,734         13.6%
2005                   8     19,128        4.4       426,825         6.6        51,502         11.9%    $1,307,559         20.2%
2006                  17    138,556       32.1     1,609,228        24.8       190,058         44.0%    $2,916,787         45.0%
2007                  13     49,717       11.5       979,738        15.1       239,775         55.5%    $3,896,525         60.1%
2008                   9     15,836        3.7       427,548         6.6       255,611         59.2%    $4,324,073         66.7%
2009                   7     90,879       21.0       718,549        11.1       346,490         80.3%    $5,042,622         77.8%
2010                   9     21,674        5.0       525,243         8.1       368,164         85.3%    $5,567,865         85.9%
2011                   8     22,080        5.1       390,542         6.0       390,244         90.4%    $5,958,407         92.0%
2012                   4     36,972        8.6       393,397         6.1       427,216         99.0%    $6,351,804         98.0%
THEREAFTER             2      4,522        1.0       126,432         2.0       431,738        100.0%    $6,478,236        100.0%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                 99    431,738     100.0%    $6,478,236      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    14 of 53

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1
--------------------------------------------------------------------------------
                            THE MALL OF VICTOR VALLEY
--------------------------------------------------------------------------------



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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            THE MALL OF VICTOR VALLEY
--------------------------------------------------------------------------------



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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1






                      [THIS PAGE INTENTIONALLY LEFT BLANK]







                                    17 of 53

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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                              HYATT REGENCY HOTEL
--------------------------------------------------------------------------------



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                                    18 of 53

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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            HYATT REGENCY HOTEL(1)(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:      $51,000,000

CUT-OFF PRINCIPAL BALANCE:       $50,843,060

% OF POOL BY IPB:                5.5%

LOAN SELLER:                     JPMorgan Chase Bank

BORROWER:                        Airport Plaza Hotel, LLC

SPONSOR:                         Kingdon Gould III

ORIGINATION DATE:                December 2, 2002

INTEREST RATE:                   5.8690%

INTEREST ONLY PERIOD:            NAP

MATURITY DATE:                   January 1, 2013

AMORTIZATION (ORIG/REM):         360 / 357

CALL PROTECTION:                 LO(23),Def(91),O(2)

CROSS-COLLATERALIZATION:         NAP

LOCK BOX:                        Hard

ADDITIONAL DEBT (TYPE):          $15,000,000 (B-Note)

LOAN PURPOSE:                    Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY

                        Taxes:       $167,730         $73,566

                        Insurance:   $119,570          $9,964

                        TI/LC:             $0              $0

                        CapEx:       $151,625        $138,750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

TITLE:                           Fee

PROPERTY TYPE:                   Full Service Hotel

SUITES:                          685

LOCATION:                        Arlington, Virginia

YEAR BUILT/RENOVATED:            1982 / 1996

OCCUPANCY:                       68.1% as of 10/31/2002 (TTM)

HISTORICAL NOI:

                        2000:    $13,197,436

                        2001:    $11,725,811

                        2002:    $12,574,847

UW NOI:                          $12,231,254

UW NET CASH FLOW:                $10,550,139

APPRAISED VALUE:                 $105,000,000 as of 11/5/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SUITES:        $74,223

CUT OFF DATE LTV(3):             48.4%

MATURITY LTV(3):                 41.0%

UW DSCR(3):                      2.92X
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                 HISTORICAL OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                  1999          2000          2001         2002      TTM (1/31/03)        UW
----------------------------------------------------------------------------------------------------------------------------------
Average Daily Rate (ADR)...................      $125.65        $123.98      $132.15      $130.53       $130.47        $131.00

Occupany %.................................        72.0%          76.0%        66.3%        68.9%         69.6%          69.0%

RevPar.....................................       $90.51         $94.19        $87.6       $89.91        $90.82         $90.39
----------------------------------------------------------------------------------------------------------------------------------

(1) Moody's and Fitch have indicated that the credit characteristics of the Hyatt Regency Hotel loan are consistent with the characteristics of an investment grade obligation.

(2) All information presented (including loan-to-value ratios and debt service coverage ratios) is calculated without regard to the related companion loan.

(3) Does not include the related companion loan.

                                    19 of 53

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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                               HYATT REGENCY HOTEL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
Hyatt Hotels Corporation ("Hyatt Corp.") and the Gould Family serve as sponsors of the loan. Hyatt Corp. owns its interest in the Hyatt Regency Hotel Property ("Hyatt Regency Hotel") through Hyatt Equities LLC. Hyatt Corp. is a private company owned by the Pritzker family based in Chicago, Illinois. The Pritzker family also owns Hyatt International Corporation. Collectively, both Hyatt companies operate more than 200 hotels and resorts with more than 75,000 guestrooms in 39 countries.

The Gould family, based in metropolitan Washington, DC, has broad interest in real estate investment and development. The Gould family has an extensive portfolio that includes approximately 2,000,000 square feet in office space, approximately 1,000 apartment units, as well as their interest in the Hyatt Regency Hotel.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  COLLATERAL(1)
--------------------------------------------------------------------------------
The Hyatt Regency Hotel was developed and built in 1982 by Airport Plaza Associates, LP, a 50/50 joint venture between the Gould family and Hyatt Corp. The Hyatt Regency Hotel is located in the Crystal City submarket of Arlington, VA, at the intersection of Crystal Drive and 27th Street, with visibility from Jefferson Davis Highway. Access to the site is available via South Clark Street and 27th Street and there is an entrance to the underground parking garage serving the hotel from south Clark Street.

The Hyatt Regency Hotel has 685 guestrooms, which are located from floors 4 through 18 in the guestroom tower. The Hyatt Regency Hotel has a mix of Business Class, Executive and Regency rooms. These rooms feature additional amenities such as two-line phones, printers, fax machines, living rooms, conference table, and kitchens. The Hyatt Regency Hotel is reported to have one of the 10 largest amounts of meeting space in the metropolitan Washington, DC area, with approximately 57,000 square feet of meeting, banquet and exhibit space. The facilities are split among four floors in the hotel and include a 13,000 square foot ballroom, 23,000 square foot exhibition hall, 80-seat conference theater and 25 meeting rooms. The Hyatt Regency Hotel features a total of four food and beverage facilities: Cinnabar, Chesapeake Grill, Lobbibar and Perks. They also offer both on-site and off-site recreational facilities. On-site facilities include a health club, outdoor pool, whirlpool, and sundeck. Off-site recreational facilities include nearby jogging and bicycle trails, spa services at nearby health clubs and golf privileges at the Greendale Golf Course in Arlington, VA.

The Hyatt Regency Hotel was completely renovated in 1996 at a cost of approximately $8.5 million. In 2003, HRCC has a $9.1 million budget for capital improvements. These improvements include conference rooms renovations, regulatory compliance renovations, upgrade of building systems, miscellaneous repairs, and an upgrade of technology systems. The renovation programs are expected to be completed by February 2004. The Hyatt Regency Hotel is currently managed by Hyatt Corp. under a 30-year management agreement that expires in 2012.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The Hyatt Regency Hotel is located in Arlington County, VA in the neighborhood known as Crystal City, just across the Potomac River from Washington, DC. Crystal City is a planned mixed-use commercial and residential area begun in the 1970s as a joint venture between the Charles E. Smith Company, a real estate developer and the RF&P Railroad, which owned the land, which was later, sold to its current owner, the Vornado REIT.

Hotel development in the local area is generally located within major office concentrations and destinations such as airports and consists of predominantly full service facilities although the current trend is for more all-suite hotels catering to the extended stay resident. Primary development in the local area consists of commercial office, hotel, restaurant and retail uses.

The Hyatt Regency Hotel is located within the Washington, DC MSA, which contains approximately 78,389 hotel and motel rooms. The overall market has experienced an occupancy rate of 66.3% and an ADR of $117 in 2001. The overall growth trend over the past three years had been increasing with market demand rising until September 2001, which triggered a reduction in demand from which the market has not yet fully recovered. The Hyatt Regency Hotel's convention and meetings business has helped mitigate the effects of the downturn. The appraisal concludes the local hotel market to be currently in balance between supply and demand, with demand growth projected to be moderate.
--------------------------------------------------------------------------------

(1) Certain information from the appraisal dated November 5, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    20 of 53

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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                               HYATT REGENCY HOTEL
--------------------------------------------------------------------------------



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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                             JANAF SHOPPING CENTER
--------------------------------------------------------------------------------



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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                             JANAF SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:      $36,050,000

CUT-OFF PRINCIPAL BALANCE:       $35,640,332

% OF POOL BY IPB:                3.8%

LOAN SELLER:                     JPMorgan Chase Bank

BORROWER:                        JANAF Associates, LLC

SPONSOR:                         McKinley Associates, Inc.

ORIGINATION DATE:                April 2, 2002

INTEREST RATE:                   7.7300%

INTEREST ONLY PERIOD:            NAP

MATURITY DATE:                   May 1, 2012

AMORTIZATION (ORIG/REM):         300 / 289

CALL PROTECTION:                 LO(24),Def(81),O(4)

CROSS-COLLATERALIZATION:         NAP

LOCK BOX:                        Hard

ADDITIONAL DEBT (TYPE):          NAP

LOAN PURPOSE:                    Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY

                        Taxes:       $170,000         $53,914

                        Insurance:    $19,000          $9,500

                        TI/LC:             $0         $18,000

                        CapEx:             $0          $5,333
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

TITLE:                           Leasehold & Fee

PROPERTY TYPE:                   Anchored Retail

TOTAL SQUARE FEET:               582,722

LOCATION:                        Norfolk, Virginia

YEAR BUILT/RENOVATED:            1959 / 1990

TOTAL OCCUPANCY:                 94.6% as of 3/13/2003

NUMBER OF TENANTS:               59

HISTORICAL NOI:

                        2000:    $6,393,744

                        2001:    $5,110,708

                    TTM 2002:    $5,148,632 as of 11/30/2002

UW NOI:                          $4,534,314

UW NET CASH FLOW:                $4,230,952

APPRAISED VALUE:                 $49,000,000 as of 1/29/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN PSF:           $61

CUT OFF DATE LTV:                72.7%

MATURITY LTV:                    60.2%

UW DSCR:                         1.30X
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                         ANCHOR TENANTS / SIGNIFICANT NATIONAL IN-LINE TENANTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                     MOODY'S/     SQUARE    % OF    SALES   BASE RENT    LEASE
         TENANT NAME                       PARENT COMPANY             S&P(1)       FEET      GLA     PSF       PSF     EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------
SPORTS AUTHORITY             The Sports Authority, Inc. (NYSE: TSA)    B2 / B     42,500     7.3%    $159     $8.00       2016

TJ MAXX                      TJX Companies Inc.                        A3 / A     37,383     6.4%    $161     $6.00       2004

JANAF OFFICE(2)              JANAF OFFICE BUILDING LP                  NR / NR    37,329     6.4%    NAP       NAP        2019

MARSHALL'S                   TJX Companies Inc.                        A3 / A     35,086     6.0%    $142     $7.75       2009

OFFICEMAX                    OfficeMax, Inc. (NYSE: OMX)              NAP / NAP   23,150     4.0%    $262    $10.25       2007

U.S. POSTAL SERVICE          United States Federal Government         Aaa / AAA   21,213     3.6%    NAP     $11.81       2004

CIRCUIT CITY                 Circuit City Stores, Inc.(NYSE: CC)      NAP / NAP   21,075     3.6%    NAP      $9.95       2010

OLD NAVY                     The Gap, Inc. (NYSE: GPS)                Ba2 / BB+   15,000     2.6%    $378     $9.75       2005
----------------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2) This tenant represents a 37,329 square foot office building ground leased to a private entity.

                                    23 of 53

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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                             JANAF SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The sponsor of the Janaf Shopping Center Loan is McKinley Associates. McKinley Associates is a privately held company that has been in business since 1968. Ronald N. Weiser is its founder and principal investor. McKinley Associates currently owns and operates approximately 15,000 apartment units and approximately 4,000,000 square feet of shopping center space in 11 states nationwide.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  COLLATERAL(1)
--------------------------------------------------------------------------------
The Janaf Shopping Center Property ("Janaf Center") lies in the northeast quadrant of Military Highway and Virginia Beach Boulevard in the city of Norfolk, VA. Janaf Center is comprised of the anchored retail center, two office buildings (both on ground leases), an out parcel retail strip building and 17 pad sites. There are 2 freestanding department/warehouse stores (formerly Montgomery Wards and Home Quarters and both now vacant) also located at the site that are not part of the collateral for the Janaf Shopping Center Loan. Janaf Center is currently anchored by Sports Authority, T J Maxx, Marshall's, Office Max and Circuit City. Other national tenants located at the center include Old Navy, Payless Shoesource, Pier One, Olive Garden, Applebee's and First Union National Bank. The third largest tenant represents a 37,329 square foot office building groundleased to a private entity. The center is currently undergoing a redevelopment in which 7.87 acres have been subdivided and sold to the adjacent property owner (Wal Mart). The discount retailer expects to demolish 46,441 square feet of the existing center and expand the current store into a Super Wal Mart with 213,000 square feet. Access to the main sections of Janaf Center as well as the outparcels is available via numerous curb cuts along Military Highway and Virginia Beach Boulevard. However, there are 5 primary entranceways to Janaf Center with the proposed shared entranceway to the Super Wal Mart and the subject at the northern portion of Janaf Center viewed as the main entrance. McKinley Commercial Inc., an Accredited Management Organization by the Institute of Real Estate Management, has managed the Janaf Center property since 1992.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
Janaf Center is in the city of Norfolk, VA. Norfolk is one of the 15 municipalities which make up the Norfolk-Virginia Beach-Newport News MSA which is the 27th largest MSA in the country. This southeast Virginia region is locally known as Hampton Roads, home to the world's largest naval base and the country's largest concentration of shipyards. The total number of households in the MSA has increased approximately 11.7% from 1990 through 2001. Median income per household in the MSA was estimated at $41,915 which represents a per annum growth rate of 2.85% since 1990. Traditionally, the region's dominant industries have been shipbuilding/repair, the military, port activities and tourism. However, in the past decade, the region has grown into a focal point on the East Coast for financial firms, distribution companies, telemarketing and customer service operations drawn to the area due to reasonable wage rates, a large labor pool and inexpensive land. Janaf Center is located in the Southside retail market, the dominant retail market in the Hampton Roads region with 29.7 million square feet or 65% of the inventory. Overall vacancy in the Southside retail market was estimated to be 11.9% at year-end 2001. The Southside segment is further divided into 24 retail areas and Janaf Center is located in the second largest retail node, known as the Military Highway/Virginia Beach Boulevard submarket with year-end 2001 inventory of 3,371,825 square feet or 11.3% of the Southside market. The Military Highway submarket is an established shopping district in the city of Norfolk and is a regional mall node anchored by Military Circle Mall, which along with Janaf Center represent the 2 largest shopping centers within the submarket. Both centers are located at the intersection of Military Highway and Virginia Beach Boulevard and represent a combined 1,738,912 square feet or 51.6% of the submarket.
--------------------------------------------------------------------------------

(1) Certain information from the appraisal dated January 29, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

---------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
               NUMBER OF   SQUARE                              % OF BASE   CUMULATIVE   CUMULATIVE %   CUMULATIVE   CUMULATIVE %
                LEASES      FEET      % OF GLA     BASE RENT     RENT      SQUARE FEET     OF GLA       BASE RENT   OF BASE RENT
YEAR           EXPIRING   EXPIRING    EXPIRING     EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------
VACANT               NAP     31,176       5.4%           NAP         NAP        31,176          5.4%           NAP           NAP
2003 & MTM             5     46,218        7.9      $472,323        9.5%        77,394         13.3%      $472,323          9.5%
2004                   7     88,315       15.2       733,951        14.7       165,709         28.4%    $1,206,274         24.1%
2005                   9     39,741        6.8       560,443        11.2       205,450         35.3%    $1,766,717         35.4%
2006                   7     23,320        4.0       339,624         6.8       228,770         39.3%    $2,106,341         42.1%
2007                  10     87,899       15.1       909,153        18.2       316,669         54.3%    $3,015,494         60.3%
2008                   5     22,830        3.9       316,295         6.3       339,499         58.3%    $3,331,789         66.7%
2009                   1     35,086        6.0       271,917         5.4       374,585         64.3%    $3,603,706         72.1%
2010                   3     32,385        5.6       383,357         7.7       406,970         69.8%    $3,987,063         79.8%
2011                   2     17,892        3.1       150,190         3.0       424,862         72.9%    $4,137,253         82.8%
2012                   5     35,443        6.1       324,094         6.5       460,305         79.0%    $4,461,347         89.3%
THEREAFTER             5    122,417       21.0       536,009        10.7       582,722        100.0%    $4,997,356        100.0%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                 59    582,722     100.0%    $4,997,356      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    24 of 53

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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                             JANAF SHOPPING CENTER
--------------------------------------------------------------------------------



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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            US BANK CENTER BUILDING
--------------------------------------------------------------------------------



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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            US BANK CENTER BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:      $28,000,000

CUT-OFF PRINCIPAL BALANCE:       $27,978,411

% OF POOL BY IPB:                3.0%

LOAN SELLER:                     JPMorgan Chase Bank

BORROWER:                        St. Paul Office Center, LLC

SPONSOR:                         Stephen Hearn

ORIGINATION DATE:                February 10, 2003

INTEREST RATE:                   6.2700%

INTEREST ONLY PERIOD:            NAP

MATURITY DATE:                   March 1, 2013

AMORTIZATION (ORIG/REM):         360 / 359

CALL PROTECTION:                 LO(24),Def(91),O(4)

CROSS-COLLATERALIZATION:         NAP

LOCK BOX:                        NAP

ADDITIONAL DEBT (TYPE):          NAP

LOAN PURPOSE:                    Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              RESERVES
--------------------------------------------------------------------------------
     ESCROWS/RESERVES:                     INITIAL         MONTHLY


                             Taxes:       $396,642         $79,328

                             Insurance:    $41,397          $5,914

                             TI/LC:             $0              $0

                             CapEx:       $250,000          $4,688

                             Other:     $1,500,000(1)           $0
------------------------------------------------------------------

--------------------------------------------------------------------------------
             PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:   Single Asset

TITLE:                    Fee

PROPERTY TYPE:            CBD Office

TOTAL SQUARE FEET:        357,042

LOCATION:                 St. Paul, Minnesota

YEAR BUILT/RENOVATED:     1973 / 1995

TOTAL OCCUPANCY:          98.0% as of 12/31/2002

NUMBER OF TENANTS:        82

HISTORICAL NOI:

                 2000:    $3,503,768

                 2001:    $3,407,022

                 2002:    $3,764,534

UW NOI:                   $3,274,379

UW NET CASH FLOW:         $2,893,343

APPRAISED VALUE           $36,000,000 as of 12/27/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN PSF:    $78

CUT OFF DATE LTV:         77.7%

MATURITY LTV:             66.5%

UW DSCR:                  1.40x
--------------------------------------------------------------------------------
(1) A $1,500,000 LOC was taken at the closing of the loan in lieu of a cash deposit for the ECMC/US Bank Escrow. This reserve can be increased to $2,500,000 or reduced to $500,000 during the loan term. Changes are conditioned on ECMC and US Bank renewing their leases at least 2 years beyond the loan term, building occupancy of at least 85% and NOI of at least $3,200,000. The reserves will be increased to $2,500,000 if the US Bank lease or ECMC leases are not extended to 2 years beyond the loan term by October 2007 (one year prior to the US Bank lease expiration). The additional $1,000,000 will be funded at $100,000/month from the property cash flow.

------------------------------------------------------------------------------------------------------------------------------------
                                                          SIGNIFICANT TENANTS
                                                                              MOODY'S/   SQUARE      % OF    BASE RENT    LEASE
         TENANT NAME                           PARENT COMPANY                  S&P(2)     FEET        GLA       PSF     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
FIRSTAR BANK                    US Bancorp (NYSE: USB)                        Aa3 / A    139,450     39.1%     $8.70        2008

ECMC                            Educational Credit Management Corporation     NR / NR     85,610     26.5%     $20.00       2009

TCF NATIONAL BANK OF MN         TCF National Bank                             A2 / BBB+   18,051      5.1%     $15.43       2005
------------------------------------------------------------------------------------------------------------------------------------

(2) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    27 of 53

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            US BANK CENTER BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
St. Paul Real Estate, LLC is the sponsor of the loan and the US Bank Center Building Loan borrower is wholly owned by St. Paul Real Estate, LLC. Stephen G. Hearn owns 85% of St. Paul Real Estate, LLC and 90% of the management company. The Hearn companies were founded in 1974 and currently operate 5 Class A/B office buildings located in Chicago and Evanston, IL, Tempe, AZ and Denver, CO. Mr. Heard has been in commercial real estate for over 30 years and his company has owned/or managed 15 office buildings totaling over 2.5 million square feet.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  COLLATERAL(1)
--------------------------------------------------------------------------------
The US Bank Building property ("US Bank Building") is a prominent landmark in downtown St. Paul. Located in the central business district on Fifth and Minnesota, the 26-story, 357,042 square foot property is connected to the St. Paul "Skyway" system. The property was built in 1973 and went through a $10 million renovation program in 1995, which included updated finishes and new or updated mechanical, electrical, HVAC, elevator and security systems. The property is the only high rise office building in St. Paul with it's own attached garage. The garage is a 5-story structure, has 348 spaces, provides valet services, and is directly accessible to the offices. The property was 98.0% occupied as of 12/31/02 and has maintained an average occupancy of 94.6% for the past five years. The US Bank Building is named after its major tenant US Bancorp which occupies 39% of the net rentable area. US Bancorp is a national financial services holding company headquartered in Minneapolis, MN, and was created by the acquisition by Firstar Corporation of the former US Bancorp of Minneapolis in 2001. Educational Credit Management Corporation ("ECMC") is the second largest tenant occupying 26.0% of the net rentable area. ECMC is a non-profit organization that administers government guaranteed student loan programs and services defaulted student loans.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The US Bank Building is located in Ramsey County, within the greater St. Paul area, part of the Minneapolis/St. Paul MSA (the "MSA"). The US Bank Building is located in the central business district of St. Paul, which is located along the north side of the Mississippi River and approximately 10 miles east of Minneapolis. On a regional basis, access to the area is provided via several interstate and state highways including Interstates 94, 35E and 494 and State Highways 52, 10 and 12. The Minneapolis/St. Paul International Airport is located approximately five miles from the US Bank Building. The MSA encompasses a seven county region that totals approximately 3,001,579 people, representing an 18.2% overall increase since 1990. The MSA is the largest MSA in the state and one of the largest in the Midwest. Average household income in the Minneapolis/St. Paul MSA was approximately $77,215 in 2001, as compared to an average of $65,916 for the state as a whole. Services and wholesale trade have been the mainstay of the local economy and have continually grown at a faster rate since 1980 than any other sector. The MSA's population employed in the services sector employs more than 1,000,000 of the MSA's workers.

The St. Paul office market contains approximately 9.5 million square feet of multi-tenant office, of which Class A represents 2.49 million square feet, Class B represents 5.67 million square feet and Class C represents 1.58 million square feet. Market vacancy has been estimated at 15.6% for Class A space, 16.4% for Class B space and 29.9% for Class C space. Based on a survey conducted by Cushman & Wakefield on 11 Class A and B projects in the immediate area, net lease rates for office space in St. Paul ranges from a low of $9.00 per square foot to a high of $18.00 per square foot (asking). Based on appraiser confirmation of recent leases signed, actual ranges are reflected in a low of $7.50 per square foot to a high of $17.70 per square foot, net.
--------------------------------------------------------------------------------

(1) Certain information from the appraisal dated December 27, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

---------------------------------------------------------------------------------------------------------------------------------
                                               LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
                NUMBER OF   SQUARE                             % OF BASE   CUMULATIVE    CUMULATIVE %   CUMULATIVE   CUMULATIVE %
                 LEASES      FEET      % OF GLA   BASE RENT      RENT      SQUARE FEET      OF GLA       BASE RENT   OF BASE RENT
YEAR            EXPIRING    EXPIRING   EXPIRING   EXPIRING     EXPIRING     EXPIRING       EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------
VACANT               NAP      7,781       2.2%           NAP         NAP         7,781           2.2%           NAP          NAP
2003 & MTM            19     49,780       13.9      $969,701       18.9%        57,561          16.1%      $969,701        18.9%
2004                   6      8,521        2.4       166,994         3.3        66,082          18.5%    $1,136,695        22.2%
2005                  13     42,345       11.9       741,998        14.5       108,427          30.4%    $1,878,693        36.7%
2006                   8     16,913        4.7       162,473         3.2       125,340          35.1%    $2,041,166        39.8%
2007                   2      3,736        1.0        30,210         0.6       129,076          36.2%    $2,071,376        40.4%
2008                  16    139,450       39.1     1,293,924        25.3       268,526          75.2%    $3,365,300        65.7%
2009                  16     86,744       24.3     1,736,010        33.9       355,270          99.5%    $5,101,310        99.6%
2010                   0          0        0.0             0         0.0       355,270          99.5%    $5,101,310        99.6%
2011                   0          0        0.0             0         0.0       355,270          99.5%    $5,101,310        99.6%
2012                   2      1,772        0.5        22,152         0.4       357,042         100.0%    $5,123,462       100.0%
THEREAFTER             0          0        0.0             0         0.0       357,042         100.0%    $5,123,462       100.0%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                 82    357,042     100.0%    $5,123,462      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    28 of 53

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CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            US BANK CENTER BUILDING
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                    29 of 53

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            CERRITOS CORPORATE TOWER
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                    30 of 53

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            CERRITOS CORPORATE TOWER
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:    $22,750,000

CUT-OFF PRINCIPAL BALANCE:     $22,698,708

% OF POOL BY IPB:              2.4%

LOAN SELLER:                   JP Morgan Chase Bank

BORROWER:                      Cerritos Investors, L.P. & MTS
                               Cerritos, LLC

SPONSOR:                       Stephen M. Zotovich, Michael
                               E. Meyer, Bruce B. Ibettson

ORIGINATION DATE:              January 30, 2003

INTEREST RATE:                 5.7500%

INTEREST ONLY PERIOD:          NAP

MATURITY DATE:                 February 1, 2013

AMORTIZATION (ORIG/REM):       360 / 358

CALL PROTECTION:               LO(24),Def(90),O(4)

CROSS-COLLATERALIZATION:       NAP

LOCK BOX:                      NAP

ADDITIONAL DEBT (TYPE):        NAP

LOAN PURPOSE:                  Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY

                        Taxes:             $0         $22,899

                        Insurance:    $16,406          $2,734

                        TI/LC:             $0         $22,650

                        CapEx:       $225,000          $2,339
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO: Single Asset

TITLE:                    Fee

PROPERTY TYPE:            Office

TOTAL SQUARE FEET:        187,105

LOCATION:                 Cerritos, California

YEAR BUILT/RENOVATED:     1986 / NAP

TOTAL OCCUPANCY:          98.6% as of 1/6/2003

NUMBER OF TENANTS:        45

HISTORICAL NOI:

                 2000:    NAP

                 2001:    $1,712,918

      Annualized 2002:    $2,982,605 as of 10/31/2002


UW NOI:                   $2,551,486

UW NET CASH FLOW:         $2,252,120

APPRAISED VALUE:          $30,300,000 as of 11/20/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN PSF:   $121

CUT OFF DATE LTV:        74.9%

MATURITY LTV:            63.2%

UW DSCR:                 1.41x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
                                                                      MOODY'S/    SQUARE    % OF     BASE RENT     LEASE
         TENANT NAME                      PARENT COMPANY               S&P(1)      FEET      GLA        PSF     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
MARINA MEDICAL              NAP                                       NR / NR     44,070     23.6%     $24.48       2009

WESTERN UNION               First Data Corp. (NYSE: FDC)              NR /A+      39,153     20.9%     $21.60       2009

THE BASCOM GROUP            NAP                                       NR / NR     17,870      9.6%     $19.80       2007
------------------------------------------------------------------------------------------------------------------------------------

(1)Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    31 of 53

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CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            CERRITOS CORPORATE TOWER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The sponsors of the Cerritos Corporate Tower Loan, who are also managing members of the borrower, are Stephen Zotovich (33.3%), Bruce Ibbetson (33.3%) and Michael Meyers (33.3%). All three individuals handle the day-to-day management and leasing of the property. The sponsors have a combined 25+ years of real estate experience. Stephen Zotovich is the President and founder of SZA Real Estate, Inc. ("SZA") which is also the manager of the Cerritos Corporate Tower Property. SZA currently owns and manages 12 properties with approximately 1.2 million square feet of multi-tenant industrial and multi-tenant office space. SZA also fee manages six business park associations with approximately 900,000 square feet of industrial space.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  COLLATERAL(1)
--------------------------------------------------------------------------------
The Cerritos Corporate Tower Property ("Cerritos Tower") is a 9 story, 187,105 square foot, Class A multi-tenant office building built in 1986. Located in the Cerritos suburb between Los Angeles and Orange County central business districts, the Cerritos Tower was 98.6% occupied as of 1/6/03 and is located at a location with access to the 91 and 605 Freeways. A surface level parking lot surrounds a parking structure, for a total of 762 parking spaces.

Forty-four tenants currently occupy Cerritos Tower with 54.0% of the net rentable area concentrated with the 3 largest tenants. Marina Medical occupies 2 suites totaling 44,070 square feet or 23.6% of the overall space. Marina Medical was founded in 1981 and is a client oriented company organized specifically to serve mid-size and larger medical groups with billings and hospital contracts. Marina Medical processes over a million claims each year and advises clients on reimbursement aspects of managed care contracts. Western Union Financial Services, Inc. ("Western Union") occupies 2 suites totaling 39,153 square feet or 20.9% of the overall space. A subsidiary of First Data Corp., Western Union generates approximately $2 billion in annual revenue through their money transfer and message services across the world. Bascom Group occupies one suite totaling 17,870 square feet or 9.6% of the overall space. Bascom was founded in 1996 and is a privately held venture management firm that specializes in multifamily investments. Bascom's aggregate apartment portfolio contains approximately 6,500 apartment units with total assets of approximately $515 million.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
Cerritos Tower is located in the city of Cerritos in Los Angeles County, CA. Los Angeles County has historically had a diversified economic base and accounts for approximately 27.2% of the state's total employment. Between 1992 and 2001 employment by industry trends indicated declines in the mining, manufacturing and wholesale trade sectors with increases noted in the transportation, retail, government and services sectors, including business services and motion pictures. The city of Cerritos is located at the south end of Los Angeles County and borders Orange County's northern border. The city is served by the Golden State Freeway (Interstate 5), which borders the northern portion of the city in a northwest/southeast direction and the Artesia Freeway (State Route 91), which roughly bisects the northern part of the city in a northwest/southeast direction. Cerritos is located 30 miles southeast of Los Angeles International Airport and 30 miles north of John Wayne International Airport in Orange County. The city of Cerritos has 14 office buildings totaling 1,418,739 square feet. Vacancy is estimated at 17.8%. However, the appraisal notes that 165,000 square feet became available in July 2002 with the completion of the Cerritos Towne Center Building 6. Disregarding the addition of the new space, vacancy was reflected at 6.9% for the city of Cerritos. Occupancy rates at competitive properties was noted to range between 90.0% and 100.0% with a weighted average occupancy (including the subject property) of 96.0%. Three of the competitive properties indicate occupancy rates in excess of 97.0%.
--------------------------------------------------------------------------------

(1) Certain information from the appraisal dated November 20,2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

----------------------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
                NUMBER OF    SQUARE                            % OF BASE    CUMULATIVE   CUMULATIVE %   CUMULATIVE    CUMULATIVE %
                 LEASES       FEET     % OF GLA    BASE RENT     RENT      SQUARE FEET     OF GLA        BASE RENT   OF BASE RENT
YEAR            EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING      EXPIRING     EXPIRING       EXPIRING      EXPIRING
----------------------------------------------------------------------------------------------------------------------------------
VACANT               NAP      2,582       1.4%           NAP        NAP          2,582         1.4%            NAP           NAP
2003 & MTM            11     18,899       10.1      $455,310      11.4%         21,481        11.5%       $455,310         11.4%
2004                   7     11,798        6.3       270,733        6.8         33,279        17.8%       $726,042         18.3%
2005                  16     35,495       19.0       862,591       21.7         68,774        36.8%     $1,588,634         39.9%
2006                   3      7,624        4.1       179,213        4.5         76,398        40.8%     $1,767,846         44.5%
2007                   4     27,484       14.7       605,784       15.2        103,882        55.5%     $2,373,630         59.7%
2008                   0          0        0.0             0        0.0        103,882        55.5%     $2,373,630         59.7%
2009                   4     83,223       44.5     1,603,387       40.3        187,105       100.0%     $3,977,018        100.0%
2010                   0          0        0.0             0        0.0        187,105       100.0%     $3,977,018        100.0%
2011                   0          0        0.0             0        0.0        187,105       100.0%     $3,977,018        100.0%
2012                   0          0        0.0             0        0.0        187,105       100.0%     $3,977,018        100.0%
THEREAFTER             0          0        0.0             0        0.0        187,105       100.0%     $3,977,018        100.0%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                 45    187,105     100.0%    $3,977,018     100.0%
----------------------------------------------------------------------------------------------------------------------------------

                                    32 of 53

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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                            CERRITOS CORPORATE TOWER
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                             OVERLAND STORAGE CAMPUS
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



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CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                             OVERLAND STORAGE CAMPUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:     $20,000,000

CUT-OFF PRINCIPAL BALANCE:      $19,906,314

% OF POOL BY IPB:               2.1%

LOAN SELLER:                    JPMorgan Chase Bank

BORROWER:                       Overtape (CA) QRS 15-14, Inc.

SPONSOR:                        Gino Sabatini

ORIGINATION DATE:               October 15, 2002

INTEREST RATE:                  6.1800%

INTEREST ONLY PERIOD:           NAP

MATURITY DATE:                  August 1, 2014

AMORTIZATION (ORIG/REM):        360 / 355

CALL PROTECTION:                LO(24),Def(105),O(7)

CROSS-COLLATERALIZATION:        NAP

LOCK BOX:                       Hard

ADDITIONAL DEBT (TYPE):         NAP

LOAN PURPOSE:                   Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY

                        Taxes:        $34,515              $0

                        Insurance:    $10,000              $0

                        CapEx:             $0            $750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:   Single Asset

TITLE:                    Fee

PROPERTY TYPE:            Suburban Office

TOTAL SQUARE FEET:        158,585

LOCATION:                 Kearny Mesa, California

YEAR BUILT/RENOVATED:     2002

TOTAL OCCUPANCY:          100.0 % as of 8/1/2002

NUMBER OF TENANTS:        1

HISTORICAL NOI:           NAP

UW NOI:                   $2,297,715

UW NET CASH FLOW:         $2,087,665

APPRAISED VALUE:          $30,100,000 at 9/10/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:        $126

CUT OFF DATE LTV:            66.1%

MATURITY LTV:                54.2%

UW DSCR:                     1.42x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT INFORMATION
                                                                           MOODY'S/   SQUARE                BASE RENT     LEASE
         TENANT NAME                           PARENT COMPANY               S&P(1)     FEET     % OF GLA       PSF     EXPIRATION
OVERLAND DATA SYSTEMS           Overland Storage, Inc. (NASD: OVRL)        NR / NR    158,585     100.0%     $16.56       2014
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    35 of 53

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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                             OVERLAND STORAGE CAMPUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The sponsor of the Overland Storage Campus Loan is Corporate Property Associates 15 Incorporated ("CPA 15"). CPA15 was formed in February 2001. CPA15's investments are similar to the Overland Storage Campus Property whereby a property is purchased with a long-term triple-net lease arrangement. W.P. Carey & Co. is the manager of CPA15 and individually owns over 186 properties totaling
20.4 million square feet. W.P. Carey is the manager of other CPA funds and has over 50 million square feet of net leased commercial real estate under ownership and management.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  COLLATERAL(1)
--------------------------------------------------------------------------------
The Overland Storage Campus Property is comprised of two newly constructed buildings on 8.8 acres and located in the Spectrum Business Park within San Diego's most central submarket, Kearny Mesa. The 4820 Overland Ave building is a 60,335 square feet two-story office building and 9112 Spectrum Center Court is a 98,250 square feet single-story R & D Bldg. The entire 158,585 square feet is leased to Overland Data, Inc. The interiors consist of tenant improvements, and the floor plates are suitable for either single-tenant or dual tenant occupancy. The lease is triple-net and commenced in March 2002 with an initial term of 12 years and one 5-year renewal option. Base rent is $16.56 per square foot and increases 5.0% every two years.

Overland Data was founded in 1980, and is a supplier of low- to midrange tape automation libraries (26-240 cartridges) for data
storage applications including backup and archiving. The company focuses on the Windows NT/2000 market with Compaq/HP serving as its largest customer. Overland competes primarily with other tape automation vendors, including Advanced Digital Information, Quantum, StorageTek and Benchmark Systems. For 2001, Overland had 23.0% unit share (IDC) of the midrange tape automation market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The San Diego office market contains eight distinct sectors, each comprised of a series of submarkets. Each of the office markets are developed along the path of the county's freeway system. The Overland Storage Campus Property is located within the Kearny Mesa sector, which is 5-10 miles northwest of Downtown San Diego. The site has access to most of San Diego's major freeways including Highways 163 and 52 and Interstates 15 and 805 with close proximity to Interstates 5 and 8. Per CB Richard Ellis, this sector had an office supply of
4.4 million square feet and a 9.8% vacancy rate as of third quarter 2002. For industrial properties, CBRE shows total supply of 17.9 million sf and 5.7% overall vacancy rate. Roughly 50.0% of the space in Kearny Mesa is considered "top quality" space for this market, while the remainder consists of B and C quality office developments. The appraiser surveyed the property for comparable office developments in the submarket and identified 14 Class A and Class B properties that were considered competitive to the subject. Total inventory within these projects (including the subject) totals 2,002,400 square feet with a vacancy of 6.6% on a direct basis. Asking per-square-foot rental rates within these projects range from $17.40 to $22.80 on a triple net-lease basis.
--------------------------------------------------------------------------------

(1) Certain information from the appraisal dated September 10, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


                                    36 of 53

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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                             OVERLAND STORAGE CAMPUS
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                      NORTH NASHVILLE INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                      NORTH NASHVILLE INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:      $19,200,000

CUT-OFF PRINCIPAL BALANCE:       $19,144,318

% OF POOL BY IPB:                2.1%

LOAN SELLER:                     JPMorgan Chase Bank

BORROWER:                        Space Park, LLC

SPONSOR:                         Steve Byers

ORIGINATION DATE:                December 9, 2002

INTEREST RATE:                   6.1800%

INTEREST ONLY PERIOD:            NAP

MATURITY DATE:                   1/1/2013

AMORTIZATION (ORIG/REM):         360 / 357

CALL PROTECTION:                 LO(24),Def(89),O(4)

CROSS-COLLATERALIZATION:         NAP

LOCK BOX:                        NAP

ADDITIONAL DEBT (TYPE):          NAP

LOAN PURPOSE:                    Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY

                        Taxes:             $0         $33,534

                        Insurance:    $12,983          $6,491

                        TI/LC:             $0              $0

                        CapEx:       $102,750              $0

                        Other:             $0      $50,000(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio

TITLE:                  Fee

PROPERTY TYPE:          Industrial

TOTAL SQUARE FEET:      957,691

LOCATION:               Goodlettsville, Tennessee

YEAR BUILT/RENOVATED:   See "Portfolio Properties" chart below

TOTAL OCCUPANCY:         99.5% as of 11/30/2002

HISTORICAL NOI:

                 2000:  $2,673,034

                 2001:  $2,494,968

             TTM 2002:  $2,557,917 as of 6/30/2002



UW NOI:                 $2,366,249

UW NET CASH FLOW:       $2,031,057

APPRAISED VALUE:        $26,800,000 as of 8/13/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:     $20

CUT OFF DATE LTV:         71.4%

MATURITY LTV:             61.1%

UW DSCR:                  1.44x


------------------------------------------------------------------------------------------------------------------------------------
                                                              PORTFOLIO PROPERTIES
    PROPERTY NAME          LOCATION          YEAR BUILT/    SQUARE FEET     OCCUPANCY   NUMBER OF      LARGEST TENANT      APPRAISED
                                             RENOVATED                                  TENANTS                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
SPACE PARK NORTH       Goodlettsville, TN     1979/NAP       707,321         99.3%         49       Oneida               $20,000,000

OLD STONE BRIDGE       Goodlettsville, TN     1986/NAP       250,370        100.0%         20       Garrard Enterprises  $6,800,000
------------------------------------------------------------------------------------------------------------------------------------
(1) The 50,000 Other Monthly Reserve represents a combined TI/LC and Capex reserve.

------------------------------------------------------------------------------------------------------------------------------------
                                                           SIGNIFICANT TENANTS
                                                                              MOODY'S/   SQUARE              BASE RENT     LEASE
         TENANT NAME                           PARENT COMPANY                  S&P(2)     FEET     % OF GLA      PSF     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
ONEIDA                          Oneida Ltd. (NYSE: OCQ)                       NR / NR    292,930     30.6%     $3.06        2004
GARRARD ENTERPRISES             Garrard Enterprises                           NR / NR    151,870     15.9%     $3.08        2006
ANCHOR INDUSTRIES, INC.         Anchor Industries, Inc.                       NR / NR    117,141     12.2%     $2.85        2004
------------------------------------------------------------------------------------------------------------------------------------

(2) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    39 of 53

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CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                      NORTH NASHVILLE INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The sponsors of the North Nashville Portfolio Loan are Wexford Entities, LLC and AIM Space Park, LLC. Wexford Entities, LLC is 75% owned by Steve Byers, the CEO of Wexford Capital Partners. Wexford Capital Partners currently manages investments in over 6,000 apartment units and over 10,000,000 square feet of commercial assets. Wexford Capital Partners has offices in seven different states and investment properties located throughout the Midwest, South, Southeast and East Coast. Wexford Capital Partners is affiliated with Wexford Bancgroup, Wexford Asset Management, Wexford Trust and First Trust Securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  COLLATERAL(1)
--------------------------------------------------------------------------------
The North Nashville Industrial Portfolio Loan is secured by 2 properties located in Goodlettsville, TN, approximately 10 miles north of the Nashville CBD. Both properties, Space Park North and Old Stone Bridge, represent the only 2 private sector industrial parks in Middle, Tennessee approved as Foreign Trade Zones by the U.S. Department of Commerce.

Space Park North was built between 1979 and 1986 and includes approximately 38.9 acres with 9 single-story industrial buildings totaling approximately 707,321 square feet. Space Park North was 99.3% occupied as of 11/30/02. Space Park North has 205 truck loading doors located along the front and rear of the buildings, as well as 10 dock-high rail service doors. In addition, rail access is available via a rail spur to Building 5 and the clear height throughout the buildings is 22 to 26 ft. The largest tenant at Space Park North and the portfolio is Oneida, Ltd., one of the world's largest manufacturer of stainless steel and silverplated flatware for both the consumer and foodservice industries. Old Stone Bridge was built in 1986 and includes approximately 18.2 acres with 4 single-story industrial buildings totaling approximately 250,370 square feet. Old Stone Bridge was 100.0% occupied as of 11/30/02. The nine buildings at Old Stone Bridge have an average of 7.2% office space. Old Stone Bridge has 116 truck loading doors located along the front and rear of the buildings and the clear height throughout the buildings are 22 to 26 feet.

Both properties securing the North Nashville Industrial Portfolio Loan are managed by Wex Trust Management, LLC, an affiliate of the borrowing entity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------

The Space Park North and Old Stone Bridge properties are located in the eight-county Nashville MSA in central Tennessee. The Nashville industrial market is composed of approximately 143.8 million square feet of existing space. The overall market has been expanding for the past six years. The current overall vacancy rate in the Nashville market is 11.52%. The Northeast interstate-65 North submarket contains approximately 23.3% of the metro-wide industrial space. As of second quarter of 2002, industrial space within this submarket totaled 33,536,231 square feet, with 165,192 square feet under construction. The vacancy rate for this submarket was 10.16%. Currently the overall Nashville Industrial Market asking lease rate is $3.81 per square foot, on a gross basis. The submarket has an average lease rate of $3.20 per square foot.
--------------------------------------------------------------------------------

(1) Certain information from appraisals dated August 13, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

--------------------------------------------------------------------------------------------------------------------------------
LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------
                NUMBER OF   SQUARE                            % OF BASE    CUMULATIVE   CUMULATIVE %   CUMULATIVE   CUMULATIVE %
                 LEASES      FEET     % OF GLA    BASE RENT      RENT      SQUARE FEET     OF GLA       BASE RENT   OF BASE RENT
YEAR            EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
--------------------------------------------------------------------------------------------------------------------------------
VACANT               NAP      5,000       0.5%          NAP         NAP          5,000         0.5%            NAP          NAP
2003 & MTM            23     72,400        7.6     $377,804       10.7%         77,400         8.1%       $377,804        10.7%
2004                  20    510,171       53.3    1,688,271        47.7        587,571        61.4%     $2,066,075        58.4%
2005                  10     47,800        5.0      244,220         6.9        635,371        66.3%     $2,310,295        65.3%
2006                  12    236,820       24.7      847,645        24.0        872,191        91.1%     $3,157,940        89.3%
2007                   2     83,500        8.7      372,516        10.5        955,691        99.8%     $3,530,456        99.9%
2008                   0          0        0.0            0         0.0        955,691        99.8%     $3,530,456        99.9%
2009                   1          0        0.0        5,214         0.1        955,691        99.8%     $3,535,670       100.0%
2010                   0          0        0.0            0         0.0        955,691        99.8%     $3,535,670       100.0%
2011                   1      2,000        0.2            0         0.0        957,691       100.0%     $3,535,670       100.0%
2012                   0          0        0.0            0         0.0        957,691       100.0%     $3,535,670       100.0%
THEREAFTER             0          0        0.0            0         0.0        957,691       100.0%     $3,535,670       100.0%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                 69    957,691     100.0%   $3,535,670      100.0%
--------------------------------------------------------------------------------------------------------------------------------

                                    40 of 53

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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                      NORTH NASHVILLE INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                    41 of 53

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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                       JEFFERSON AT BIRCHWOOD APARTMENTS
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                    42 of 53

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CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                       JEFFERSON AT BIRCHWOOD APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:      $17,750,000

CUT-OFF PRINCIPAL BALANCE:       $17,750,000

% OF POOL BY IPB:                1.9%

LOAN SELLER:                     JPMorgan Chase Bank

BORROWER:                        Aslan Birchwood, LLC

SPONSOR:                         Tom Rakow

ORIGINATION DATE:                3/20/2003

INTEREST RATE:                   5.0400%

INTEREST ONLY PERIOD:            NAP

MATURITY DATE:                   April 1, 2008

AMORTIZATION (ORIG/REM):         Actual / 360

CALL PROTECTION:                 LO(24),Def(33),O(3)

CROSS-COLLATERALIZATION:         NAP

LOCK BOX:                        NAP

ADDITIONAL DEBT (TYPE):          NAP

LOAN PURPOSE:                    Acquisition

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY

                        CapEx:        $57,706          $7,153

                        Other:             $0            $0(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:   Single Asset

TITLE:                    Fee

PROPERTY TYPE:            Multifamily

TOTAL UNITS:              296

LOCATION:                 Riverside, California

YEAR BUILT/RENOVATED:     1986 / 2001

TOTAL OCCUPANCY:          92.2% as of  2/20/2002

HISTORICAL NOI:

                   2001:  $1,288,693

                   2002:  $1,517,130 as of 2/28/2003

UW NOI:                   $1,690,225

UW NET CASH FLOW:         $1,604,385

APPRAISED VALUE:          $22,200,000 as of 2/24/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/UNIT:        $59,966

CUT OFF DATE LTV:               80.0%

MATURITY LTV:                   73.8%

UW DSCR:                        1.40x
--------------------------------------------------------------------------------
(1) In month 37 of the loan term, should the property have a trailing-6 month EGI of < $2,553,000 or a trailing-12 month NOI of < $1,690,000 then the borrower will have the option of one of the following: a) post a LOC for $500,000, b) post a $500,000 escrow or c) beginning with the payment due on the first of the 38th month, pay an ongoing escrow of $20,833.33 per month. The escrow or LOC will serve as additional collateral on the loan.

------------------------------------------------------------------------------------------------------------------------------------
                                                       MULTIFAMILY INFORMATION(2)
                                                               APPROXIMATE
                                               AVERAGE UNIT    NET RENTABLE   % OF TOTAL                          AVERAGE MARKET
            UNIT MIX           NO. OF UNITS    SQUARE FEET          SF           UNITS     AVERAGE ASKING RENT        RENT(1)
------------------------------------------------------------------------------------------------------------------------------------
STUDIO                              80             400            32,000         27.0%            $691                 $690
ONE BEDROOM                         96             529            50,784         32.4%            $774                 $750
TWO BEDROOM                        118             729            86,022         39.9%           $1,005                $975
THREE BEDROOM                        2           1,229             2,458          0.7%           $1,380              $1,380
------------------------------------------------------------------------------------------------------------------------------------

(2) Certain information from the CB Richard Ellis appraisal dated February 24, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.



                                    43 of 53

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CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                       JEFFERSON AT BIRCHWOOD APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The sponsors of the Jefferson at Birchwood Apartments Loan are Aslan Fund II, LLC, Buchanan Fund III, LLC and Buchanan Street Advisors LP. Aslan Fund II, LLC will serve as the managing member of the borrowing entity. Aslan Fund II, LLC is owned 100% by Aslan Partners V, LLC ("APV"). The members of APV include John Schafer, Joseph Cahill and Tom Rakow who are also the principals of Aslan Realty Corp. ("ARC"). ARC focuses on the acquisition of properties in the 100-300 unit range for renovation/repositioning and subsequent sale after a typical 5 year holding period to maximize capital and investment returns. Buchanan Street Partners formed The Buchanan Fund III LLC in early 2002 to make mezzanine debt and equity investments in commercial and multifamily properties located throughout the western United States, and selected net-leased properties nationwide.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  COLLATERAL(1)
--------------------------------------------------------------------------------
The Jefferson at Birchwood Apartments Property ("Jefferson at Birchwood") is a 296-unit apartment community predominantly leased by students attending the University of California at Riverside ("UC-Riverside"). Constructed in 1986, the subject is improved with 26 buildings consisting of 80 studios, 96 1BD/1BA, 118 2BD/1BA and 2 3BD/2BA units ranging in size from 400 square feet to 1,229 square feet. The property comprises 171,264 square feet and was 92.2% occupied as of 2/20/02, with 23 vacant units, sitting on approximately 11.8 acres. The property has mature landscaping and recently underwent an extensive renovation including a new clubhouse with a leasing center, fitness area and theater room. Other property amenities include a swimming pool, spa, sand volleyball court, barbecue area and 4 laundry rooms.

The SARES-REGIS Group, a regional real estate firm manages Jefferson at Birchwood. The privately held company manages approximately $2.1 billion in assets on behalf of its institutional partners and clients. These assets include 15 million square feet of commercial property, 10,400 apartment units and 1,000 acres of land.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
Jefferson at Birchwood is located in the University Community Plan study area (see further description below), within the City of Riverside ("Riverside") in the western portion of Riverside County, CA. Riverside is the largest city between Los Angeles, CA and Phoenix, AZ, situated 55 miles east of Los Angeles and 13 miles south of the City of San Bernardino. Through the 1990s, population growth averaged 1.3% per year, which reflects a slower regional growth rate in the Southern California region relative to prior years. Riverdale's current population is estimated at 255,000 residents. Residential development represents approximately 61.0% of the total land area with developments ranging from single-family homes to medium density apartment complexes.

Jefferson at Birchwood is located approximately 1/4 mile east of the 60/215 Freeway, and 1.5 miles northeast of downtown Riverside. Jefferson at Birchwood is located 1/4 mile west of the northern perimeter of the campus of the University of California at Riverside ("UC-Riverside"), which has a current full-time student enrollment of approximately 15,000 students and a total campus population of nearly 20,300 persons. In 1986, the general area surrounding the campus was designated as the University Community Plan study area by the City of Riverside Planning Department to address the needs of students and faculty as the University continues to grow. UC-Riverside is designated as a "growth" campus within the UC system, which means that over the next 10 to 20 years the UC-Riverside Campus is expected to be one of the most rapidly expanding schools in the UC system. The school has embarked on a decade of 6.0% annual growth as measured in student enrollment, and is one of the fastest growing schools in the University of California system. Jefferson at Birchwood has access to the campus by way of Iowa Avenue, Canyon Crest Drive or Watkins Drive.

Five competitive properties were identified in the immediate area with occupancies ranging from 93.0% to 100.0% with average quoted rents ranging from $906 to $2,579 per month, and with an overall average quoted rent of $1,815. Rental ranges factor in number of bedrooms offered per unit and number of students permitted in each respective unit.
--------------------------------------------------------------------------------

(1) Certain information from the appraisal dated February 24, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


                                    44 of 53

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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                       JEFFERSON AT BIRCHWOOD APARTMENTS
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                    45 of 53

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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                              5 MARINE VIEW PLAZA
--------------------------------------------------------------------------------



                               [GRAPHIC OMITTED]



                                    46 of 53

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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                              5 MARINE VIEW PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:      $16,650,000

CUT-OFF PRINCIPAL BALANCE:       $16,535,344

% OF POOL BY IPB:                1.8%

LOAN SELLER:                     JPMorgan Chase Bank

BORROWER:                        Hoboken Associates, L.P.

SPONSOR:                         Russell Warren, Jr.

ORIGINATION DATE:                December 12, 2002

INTEREST RATE:                   5.5400%

INTEREST ONLY PERIOD:            NAP

MATURITY DATE:                   January 1, 2013

AMORTIZATION (ORIG/REM):         240 / 237

CALL PROTECTION:                 LO(44),Grtr1%orYM(69),O(4)

CROSS-COLLATERALIZATION:         NAP

LOCK BOX:                        NAP

ADDITIONAL DEBT (TYPE):          NAP

LOAN PURPOSE:                    Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY

                        Taxes:        $93,265          $31,088

                        Insurance:    $43,188           $3,599

                        CapEx:             $0           $1,655

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset

TITLE:                     Fee

PROPERTY TYPE:             Office

TOTAL SQUARE FEET:         126,666

LOCATION:                  Hoboken, New Jersey

YEAR BUILT/RENOVATED:      1979 / 20002

TOTAL OCCUPANCY:           93.0% as of 11/1/2002

NUMBER OF TENANTS:         29

HISTORICAL NOI:

                    2000:  $1,599,165

                    2001:  $1,875,295

                TTM 2002:  $2,505,167 as of 9/30/2002

UW NOI:                    $2,324,836

UW NET CASH FLOW:          $2,095,976

APPRAISED VALUE:           $27,500,000 as of 11/7/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:  $131



CUT OFF DATE LTV:      60.1%

MATURITY LTV:          39.0%

UW DSCR:               1.52x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        SIGNIFICANT TENANTS
                                                                         MOODY'S/    SQUARE             BASE RENT     LEASE
           TENANT NAME                         PARENT COMPANY             S&P(1)      FEET     % OF GLA    PSF      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
APPLIED HOUSING MANAGEMENT       Applied Development Company             NR / NR     18,917     14.9%     $24.12       2006

ANDOVER BROKERAGE                Andover Capital Partners LLC            NR / NR     13,602     10.7%     $36.00       2011

TMP WORLDWIDE                    TMP Worldwide, Inc. (NASD: TMPW)        NR / NR     11,497      9.1%     $33.00       2006
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    47 of 53

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CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

--------------------------------------------------------------------------------
                              5 MARINE VIEW PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
Ivy Equities is the sponsor of the 5 Marine View Plaza Loan and was formed in 1997 for the purpose of investing in, purchasing, selling and managing real estate. Ivy currently owns and manages nearly 2.1 million square feet (26 properties) of office and retail space in New York, New Jersey and Connecticut. The principals are Russell Warren Jr., Anthony DiTommaso, and John Saraceno. Mr. Warren is a co-founder and managing member of Ivy Equities and has over ten years of real estate experience. Anthony DiTommaso is a co-founder and managing member of Ivy Equities and has over 15 years of real estate experience. John Saraceno is Chief Investment Officer of Ivy Equities and is responsible for acquisitions and financing. He has over 10 years of real estate experience.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  COLLATERAL(1)
--------------------------------------------------------------------------------

The 5 Marine View Plaza Property is a five-story Class A office building that contains approximately 126,666 square feet of net rentable area on a 0.8 -acre site. The property is located in the Waterfront district in the southeast section of the City of Hoboken, Hudson County, NJ. The immediate neighborhood is within the commercial area of Hoboken, and benefits from its immediate proximity to the Hoboken Terminal that provides transportation to New York City and northern New Jersey. The building was 93.0% occupied by 29 tenants as of 11/1/02 and has maintained occupancy levels above 90.0% since the borrower acquired in 1998. The property is managed by Ivy Equities Management Inc. an affiliate of the borrowing entity.

The largest 2 tenants, Applied Housing Management ("Applied") and Andover Brokerage ("Andover"), make up 25.6% of the net rentable area. Applied and its affiliates have a 30-year history of focusing on the redevelopment and revitalization of New Jersey's urban centers. Applied and its affiliates are currently engaged in the development of over $1 billion of residential and commercial real estate. Andover, a member of NASD/SIPC, is a national equities trading firm founded in 1993 with over 30 branch offices across the country.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The 5 Marine View Plaza Property is located in the northern portion of New Jersey in Hudson County. The county is essentially comprised of two major submarkets: the Waterfront Region and the Meadowlands Region. The property is situated in the Waterfront Region consisting of three communities: Hoboken, Weehawken and Jersey City. This submarket has approximately 17,085,100 square feet of total existing space with an overall vacancy rate of 11.1% as of November 2002. The Class A office buildings comprising the Waterfront sub-market totals approximately 14,001,187 square feet in 27 buildings. There is approximately 1,620,422 square feet of available space indicating an overall vacancy rate of 11.6% for the Class A, Waterfront office properties.

Hudson County is considered a viable office market within northern New Jersey that has benefited from its direct proximity across from New York City. In addition, the property is well positioned in Hoboken's Waterfront District, and is expected to compete with the other office properties in this sub-market over the long term.
--------------------------------------------------------------------------------

(1) Certain information from the appraisal dated November 7, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

--------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------
                NUMBER OF    SQUARE                            % OF BASE    CUMULATIVE   CUMULATIVE %   CUMULATIVE  CUMULATIVE %
                 LEASES       FEET     % OF GLA    BASE RENT     RENT      SQUARE FEET     OF GLA        BASE RENT  OF BASE RENT
YEAR            EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING      EXPIRING     EXPIRING       EXPIRING     EXPIRING
--------------------------------------------------------------------------------------------------------------------------------
VACANT               NAP      8,965       7.1%           NAP        NAP          8,965         7.1%            NAP          NAP
2003 & MTM             6      7,105        5.6      $187,527       5.3%         16,070        12.7%       $187,527         5.3%
2004                   3     11,768        9.3       307,443        8.7         27,838        22.0%       $494,970        14.0%
2005                   6     13,776       10.9       383,570       10.8         41,614        32.9%       $878,540        24.8%
2006                   8     49,433       39.0     1,475,129       41.6         91,047        71.9%     $2,353,669        66.4%
2007                   3     11,650        9.2       407,070       11.5        102,697        81.1%     $2,760,738        77.9%
2008                   0          0        0.0             0        0.0        102,697        81.1%     $2,760,738        77.9%
2009                   1      5,336        4.2       122,728        3.5        108,033        85.3%     $2,883,466        81.4%
2010                   0          0        0.0             0        0.0        108,033        85.3%     $2,883,466        81.4%
2011                   2     18,633       14.7       660,726       18.6        126,666       100.0%     $3,544,192       100.0%
2012                   0          0        0.0             0        0.0        126,666       100.0%     $3,544,192       100.0%
THEREAFTER             0          0        0.0             0        0.0        126,666       100.0%     $3,544,192       100.0%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                 29    126,666     100.0%    $3,544,192     100.0%
--------------------------------------------------------------------------------------------------------------------------------

                                    48 of 53

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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

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                              5 MARINE VIEW PLAZA
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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

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                           WHITNALL POINTE APARTMENTS
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                                    50 of 53

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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

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                           WHITNALL POINTE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:      $15,850,000

CUT-OFF PRINCIPAL BALANCE:       $15,738,709

% OF POOL BY IPB:                1.7%

LOAN SELLER:                     JPMorgan Chase Bank

BORROWER:                        Whitnall Pointe Delaware
                                 Business Trust

SPONSOR:                         Bruce Wechsler

ORIGINATION DATE:                June 3, 2002

INTEREST RATE:                   6.8300%

INTEREST ONLY PERIOD:            NAP

MATURITY DATE:                   July 1, 2012

AMORTIZATION (ORIG/REM):         360 / 351

CALL PROTECTION:                 LO(24),Def(83),O(4)

CROSS-COLLATERALIZATION:         NAP

LOCK BOX:                        NAP

ADDITIONAL DEBT (TYPE):          NAP

LOAN PURPOSE:                    Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY

                        Taxes:          $51,758       $103,517

                        Insurance:      $13,065       $143,713

                        TI/LC:               $0             $0
                        CapEx:          $10,000       $120,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:   Single Asset

TITLE:                    Fee

PROPERTY TYPE:            Multifamily

TOTAL UNITS:              480

LOCATION:                 Franklin, Wisconsin

YEAR BUILT/RENOVATED:     1975 / NAP

TOTAL OCCUPANCY:          84.0% as of 1/31/2003

HISTORICAL NOI:

                 2000:    $1,882,714

                 2001:    $1,835,261

                 2002:    $1,669,052

UW NOI:                   $1,653,510

UW NET CASH FLOW:         $1,533,510

APPRAISED VALUE:          $20,600,000 as of 5/22/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/UNIT:           $32,789

CUT OFF DATE LTV:                   76.4%

MATURITY LTV:                       66.8%

UW DSCR:                            1.23x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        MULTIFAMILY INFORMATION

                                                                    APPROXIMATE
                                                    AVERAGE UNIT    NET RENTABLE   % OF TOTAL     AVERAGE ASKING      AVERAGE MARKET
            UNIT MIX                NO. OF UNITS    SQUARE FEET          SF           UNITS            RENT              RENT(1)
------------------------------------------------------------------------------------------------------------------------------------
ONE BEDROOM                             180             756           136,080         36.9%            $614                 $670

TWO BEDROOM                             299            1,022          305,578         62.9%            $723                 $785

THREE BEDROOM                            1             1,040           1,040          2.1%             $870                 NAP
------------------------------------------------------------------------------------------------------------------------------------

(1)Per appraisal and adjusted to account for rent concessions


                                    51 of 53

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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

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                           WHITNALL POINTE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The sponsor of Whitnall Pointe Apartments is Bruce Wechsler. Majority ownership in the borrowing entity, Whitnall Pointe Delaware Business Trust, is controlled by Eugene Heytow (36.59%), MBD Development (20.59% and owned by Jerry Gerson), and Bruce Wechsler via a revocable trust (3.35% and managing position). Bruce Wechsler has been president of Wexenthaller Realty Management for over 20 years. Wexenthaller Realty Management currently manages the Whitnall Pointe Apartments property and currently manages a portfolio of 9 apartment buildings totaling 1,500 units located primarily in northeastern Illinois and southeastern Wisconsin.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  COLLATERAL(1)
--------------------------------------------------------------------------------
The Whitnall Pointe Apartments Property ("Whitnall Pointe") is a 480-unit multifamily development located in the southwest suburban Milwaukee community of Franklin, WI. Whitnall Pointe is situated on an approximately 24-acre parcel of land and consists of sixteen 2-story residential buildings containing a total of 180 one-bedroom units (756 average square feet), 299 two-bedroom (1,022 average square feet) units and one three-bedroom unit (1,040 square feet). Additional site improvements include two outdoor swimming pools and tennis courts, as well as direct access to Whitnall Pointe Park hiking trails.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
Whitnall Pointe is located in Franklin, WI, which is within the Milwaukee MSA. Access to the property is available through 2 curb cuts along US 45, a major north/south artery which intersects to the north with Interstate 43. Interstate 43 provides access to the Wisconsin highway system. The primary land use of the neighborhood is single and multifamily residential developments. To the east of the property is Whitnall Park and Whitnall Park Golf Course. Government, public education and healthcare are the largest employers in the area, with the largest private sector employers represented by NW Mutual Life, Firstar Bank Milwaukee NA, Briggs & Stratton Corp., Marshall & Tisley Corp, Tower Automotive and J.C. Penney.

REIS has been reporting vacancy rates from 3.0% to 5.0% for the past 20 years within the Milwaukee MSA. From year-end 1999 to first quarter 2002 vacancy has decreased from 4.3% to 3.7%. Within Whitnall Pointe's submarket (Greenfield/Greendale/Franklin), REIS reports third quarter 2002 vacancy at 4.5%. The appraiser's competitive set reported vacancies that range from 0.0% to 14.0%.
--------------------------------------------------------------------------------

(1) Certain information from the appraisal dated May 22, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


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
STRUCTURAL AND COLLATERAL TERMSHEET                               JPMCC 2003-ML1

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                           WHITNALL POINTE APARTMENTS
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